UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 12, 2010 (Date of earliest event reported)
PG&E CORPORATION
(Exact Name of Registrant as specified in Charter)
California	1-12609	94-3234914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Market, Spear Tower, Suite 2400, San Francisco, CA	94105
(Address of principal executive offices)	(Zip code)
415-267-7000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

PACIFIC GAS AND ELECTRIC COMPANY
(Exact Name of Registrant as specified in Charter)
California	1-2348	94-0742640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Beale Street, P. O. Box 770000, San Francisco, California		94177
(Address of principal executive offices)		(Zip code)
(415) 973-7000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

PG&E Corporation:

On May 12, 2010, PG&E Corporation held its annual meeting of shareholders.  At the meeting, the shareholders voted as indicated below on the following matters:

1.	Election of the following directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified (included as Item 1 in the proxy statement):

	For	Against	Abstain	Broker Non-Vote(1)
David R. Andrews	222,524,253	3,869,179	627,573	38,065,631
Lewis Chew	222,879,314	3,524,195	617,496	38,065,631
C. Lee Cox	220,076,761	6,302,965	641,279	38,065,631
Peter A. Darbee	216,847,183	9,506,406	667,416	38,065,631
Maryellen C. Herringer	186,240,407	40,127,886	652,948	38,065,395
Roger H. Kimmel	222,714,992	3,615,971	690,042	38,065,631
Richard A. Meserve	211,974,883	14,379,498	666,624	38,065,631
Forrest E. Miller	222,266,112	4,108,403	646,490	38,065,631
Rosendo G. Parra	222,584,039	3,745,592	691,374	38,065,631
Barbara L. Rambo	222,110,108	4,240,940	669,957	38,065,631
Barry Lawson Williams	219,761,716	6,570,465	689,060	38,065,395

Each director nominee was elected a director of PG&E Corporation.

2.	Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for 2010 (included as Item 2 in the proxy statement):

For:	261,741,679
Against:	2,440,672
Abstain:	904,285

This proposal was approved.

3.	Non-binding advisory vote on executive compensation (included as Item 3 in the proxy statement):

For:	251,040,122
Against:	10,214,679
Abstain:	3,831,599

This proposal was approved.

4.	Management proposal to amend the 2006 PG&E Corporation Long-Term Incentive Plan (included as Item 4 in the proxy statement):

For:	246,835,909
Against:	16,214,679
Abstain:	2,038,152
Broker Non-Vote(1):	0

This proposal was approved.

5.	Shareholder proposal regarding independent Board chairman (included as Item 5 in the proxy statement):

For:	62,611,319
Against:	163,358,350
Abstain:	1,050,624
Broker Non-Vote(1):	38,066,343

This shareholder proposal was not approved.

6.	Shareholder proposal regarding limits for directors involved with bankruptcy (included as Item 6 in the proxy statement):

For:	7,232,773
Against:	217,856,784
Abstain:	1,930,736
Broker Non-Vote(1):	38,066,343

This shareholder proposal was not approved.

7.	Shareholder proposal regarding political contributions (included as Item 7 in the proxy statement):

For:	42,342,274
Against:	130,425,187
Abstain:	54,253,780
Broker Non-Vote(1):	38,065,395

This shareholder proposal was not approved.

(1) A non-vote occurs when brokers or nominees have voted on some of the matters to be acted on at a meeting, but do not vote on certain other matters because, under the rules of the New York Stock Exchange, they are not allowed to vote on those other matters without instructions from the beneficial owner of the shares.  Broker non-votes are counted when determining whether the necessary quorum of shareholders is present or represented at each annual meeting.

Pacific Gas and Electric Company:

On May 12, 2010, Pacific Gas and Electric Company held its annual meeting of shareholders.  At the annual meeting, the shareholders voted as indicated below on the following matters:

1.	Election of the following directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified (included as Item 1 in the proxy statement):

	For	Against	Abstain	Broker Non-Vote(1)
David R. Andrews	266,626,348	73,188	46,627	5,065,186
Lewis Chew	266,627,403	73,635	45,125	5,065,186
C. Lee Cox	266,616,461	83,727	45,975	5,065,186
Peter A. Darbee	266,633,185	66,680	46,298	5,065,186
Maryellen C. Herringer	266,582,993	116,801	46,369	5,065,186
Christopher P. Johns	266,632,323	67,400	46,440	5,065,186
Roger H. Kimmel	266,622,327	73,389	50,447	5,065,186
Richard A. Meserve	266,626,213	72,556	47,394	5,065,186
Forrest E. Miller	266,621,161	78,124	46,878	5,065,186
Rosendo G. Parra	266,621,359	76,700	48,104	5,065,186
Barbara L. Rambo	266,616,903	80,649	48,611	5,065,186
Barry Lawson Williams	266,609,511	89,120	47,532	5,065,186

Each director nominee was elected a director of Pacific Gas and Electric Company.

2.	Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for 2010 (included as Item 2 in the proxy statement):

For:	271,632,634
Against:	56,396
Abstain:	122,319

This proposal was approved.

3.	Non-binding advisory vote on executive compensation (included as Item 3 in the proxy statement):

For:	271,184,336
Against:	440,890
Abstain:	186,123

This proposal was approved.

(1) A non-vote occurs when brokers or nominees have voted on some of the matters to be acted on at a meeting, but do not vote on certain other matters because, under the rules of the New York Stock Exchange, they are not allowed to vote on those other matters without instructions from the beneficial owner of the shares.  Broker non-votes are counted when determining whether the necessary quorum of shareholders is present or represented at each annual meeting.

Item 7.01 Regulation FD Disclosure

On May 17 and May 18, 2010, a member of PG&E Corporation’s senior management will attend the AGA Financial Forum in Palm Beach, Florida and will meet with various investment professionals to reaffirm the financial guidance and underlying assumptions that PG&E Corporation last provided on May 7, 2010.  The materials attached to this report as Exhibit 99 will be used during these meetings.  These materials can be accessed through the “Investors” section of PG&E Corporation’s website at www.pgecorp.com.  The information included in Exhibit 99 is incorporated by reference in response to this Item 7.01, and is deemed to be furnished, not filed, pursuant to Item 7.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibits

The following exhibit is being furnished, and is not deemed to be filed:

Exhibit 99	PG&E Corporation materials to be used for meetings with various investment professionals during the AGA Financial Forum held in Palm Beach, Florida, on May 17 and May 18.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION

Dated: May 14, 2010	By:	LINDA Y.H. CHENG
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

Dated: May 14, 2010	By:	LINDA Y.H. CHENG
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary

EXHIBIT INDEX

No.	Description of Exhibit

Exhibit 99	PG&E Corporation materials to be used for meetings with various investment professionals during the AGA Financial Forum held in Palm Beach, Florida, on May 17 and May 18.